METROPOLITAN SERIES FUND, INC.

Supplement Dated October 15, 2010

to the

Statement of Additional Information Dated May 1, 2010

VAN ECK GLOBAL NATURAL RESOURCES PORTFOLIO

In the section entitled “Portfolio Managers,” all references to Derek van Eck are deleted. The following information is added for Van Eck portfolio managers Charles Cameron and Shawn Reynolds:

Van Eck Global Natural Resources Portfolio

Other Accounts Managed as of September 30, 2010:

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Charles Cameron,	Registered investment companies	3	$4,809,908,963	0	N/A
Van Eck Global Natural Resources Portfolio	Other pooled investment vehicles	11	$740,576,522	10	$727,153,588
	Other accounts	8	$486,779,418	2	$262,151,383
Shawn Reynolds,	Registered investment companies	3	$4,809,908,963	0	N/A
Van Eck Global Natural Resources Portfolio	Other pooled investment vehicles	13	$757,587,064	12	$744,164,130
	Other accounts	8	$486,779,418	2	$262,151,383

In addition, as of September 30, 2010, neither Messrs. Cameron nor Reynolds beneficially owned equity securities of any Portfolio for which they served as portfolio manager.